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                                                        EXHIBIT (21)

PARENTS AND SUBSIDIARIES

            AMERICAN STANDARD COMPANIES INC. (DELAWARE) - REGISTRANT

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                                                                                                               Subsidiaries*
     U.S. SUBSIDIARIES:

     American Standard Inc. (Delaware)
         American Standard Financial Corporation (Delaware)
              Standard Trane Insurance Company (Vermont)
         American Standard Leasing Inc. (Delaware)
         American Standard Warranty Company (South Carolina)
         Amstan Air Inc. (Delaware)
         Amstan Logistics Inc. (Delaware)
         A-S Energy, Inc. (Texas)
         Houston Trane, Inc. (Texas)
         Jado Bathroom and Hardware Manufacturing Corporation (Delaware) Rand Trane Dallas Inc. (Delaware)
              FACS Facility Services, Inc. (Texas)
         Standard Compressors Inc. (Delaware)
         Trane Comfort Solutions Inc. (Delaware)
         Trane Puerto Rico Inc. (Delaware)
         WABCO Automotive Control Systems Inc. (Delaware)
         WABCO Automotive Holdings Inc. (Delaware)
              WABCO Air Compressor Holdings Inc. (Delaware)
         WABCO North America Inc. (Delaware)

     American Standard International Inc. (Delaware)
         American Standard Credit Inc. (Delaware)
         American Standard Europe Holdings Inc. (Delaware)
         American Standard International L.L.C.
         American Standard Trane Brands, Inc. (Delaware)
         American Standards Inc. (Delaware)
         A-S Thai Holdings Ltd. (Delaware)
         Hermann Trane Harrisburg Inc. (Delaware)
         Ives Trane NY, Inc. (Delaware)
         SAU Corp. (Delaware)
         The Trane Company (Delaware)
         Trane Central America, Inc. (Delaware)
         Trane Export LLC (Delaware)
         Trane General Corporation (Delaware)
         Trane India Ltd. (Delaware)
         WABCO Korea Inc. (Delaware)
         WABCO Standard Export Ltd. (Delaware)
         World Standard Ltd. (Delaware)


     FOREIGN SUBSIDIARIES:

         AIR CONDITIONING PRODUCTS

            (Wabco Standard French Holdings SARL - Immediate Parent)
               Societe Trane (France)

            (Societe Trane S.A. & WABCO Standard TRANE B.V. - Immediate Parents)
               Trane Service Company LLC (Egypt)

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                                                                                                                        2

PARENTS AND SUBSIDIARIES - (Continued)                                                                         Subsidiaries*

     Air Conditioning Products (continued)

              (The Trane Company - Immediate Parent)
                  WABCO Standard Trane S.A. (Switzerland)
                       Trane Korea, Inc. (Korea)
                  TM Air Conditioning Sdn. Bhd. (Malaysia)
                  TM Sales and Service Sdn. Bhd. (Malaysia)
                  Trane Airconditioning Pte. Ltd. (Singapore)
                       TTS Technical Services Limited (Taiwan)
                  Trane de Argentina S.A. (Argentina)
                  Trane de Chile S.A. (Chile) (70%)
                  Trane de Colombia (Colombia)
                  Trane de Mexico, S.A. de C.V. (Mexico)
                  Trane Servicefirst, C.A. (Venezuela)
                  Trane (Thailand) Ltd. (Thailand)

              (The Trane Company &  Trane (Thailand) Ltd. - Immediate Parents)
                  Airco Ltd. (Thailand) (50%)

              (American Standard International Inc. - Immediate Parent)
                  EBB Holdings Limited (Barbados)
                     EBB-Argentina, S.A. (Argentina)
                     EBB-Chile Ltda. (Chile)
                     EBB-Peru, S.r.L. (Peru) (70%)
                  Trane Hellas S.A. (Greece)
                  TAC Distribution Pte. Ltd. (Singapore)
                  Trane (Ireland) Limited (Ireland)
                  TROC Airconditioning Ltd. (Taiwan)

              (American Standard Europe Holdings Inc. and American Standard International LLC - Immediate Parents)
                   American Standard Europe LP (Bermuda) (a)
                        ASE Finance Ltd. (Bermuda) (a)

              (American Standard Europe Holdings Inc. - Immediate Parent)
                   ASE Holdings BV (Netherlands) (a)

              (ASE Holdings BV and ASE Finance Ltd. - Immediate Parents)
                   American Standard Europe BVBA (Belgium) (a)
                        WABCO Standard TRANE B.V. (Netherlands) (a)
                            Filairco Ltd. (Philippines)
                            TDU Pty. Ltd. (Australia)
                            Dayson Pty. Ltd. (Australia)
                            Strompi Pty Ltd. (Australia)
                            Environmental Technologies Australia Pty. Ltd. (Australia)
                                 Atlas Building Services Pty. Ltd. (Australia)
                                 Environmech Australia Pty. Ltd. (Australia)
                                 Atlas Environmental Services Pty. Ltd.. (Australia)
                                 Trend Control Systems Pty. Ltd. (Australia)
                                 Total Facilities Management Pty. Ltd. (Australia)
                                 Safespace Environmental Laboratories Pty. Ltd. (Australia)
                            Trane AirConditioning B.V. (Netherlands)
                            Trane Europe B.V. (Netherlands)
                            Trane Austria GmbH (Austria)
                            Trane (Schweiz) AG (Switzerland)
                            Trane Italia S.r.l. (Italy)
                            Trane S.A.E. (Egypt)  (91.58%)
                        ASE Finance SPRL (Belgium) (a)
                        WABCO Standard GmbH (Germany) (a)
                            Trane Deutschland GmbH (Germany)

              (American Standard Foreign Trading Limited and The Trane Company - Immediate Parents)
                  ASI China Holdings Limited (Cayman Islands)

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                                                                                                                        3

PARENTS AND SUBSIDIARIES - (Continued)                                                                         Subsidiaries*

     Air Conditioning Products (continued)

              (ASI China Holdings Limited and American Standard International Inc. - Immediate Parents)
                  A-S Air Conditioning Products Limited (Cayman Islands) (97.5%)
                     A-S Air Conditioning System (Shanghai) Company Limited (PRC)
                     A-S Air Conditioning System (Tianjin) Co. Ltd. (PRC)
                     A-S Hangzhou Air Conditioning Technical Service Co.
                     JTA China Imports Limited (Hong Kong)
                     Teling Jiangnan (Taicang) Air Conditioning Co. Ltd. (PRC) (96.50%)
                     Jiangsu Teling Electric Chiller Co. Ltd. (PRC)
                     T-J Technical Services Ltd. (Hong Kong)
                         E-Shum Technical Services Co. Ltd. (PRC) (70%)

              (American Standard (U.K.) Co. - Immediate Parent)
                  Trane (United Kingdom) Limited (U.K.)

              (American Standard International Inc. & WABCO Standard TRANE B.V. - Immediate Parents)
                  American Standard Trane Japan, Ltd. (Japan)
                       Trane Reinetsu Service Co., Ltd. (Japan)

              (Ideal Standard Europe B.V. - Immediate Parent)
                  Trane CR Spol sro. (Rep. of Czechoslavakia)
                  Trane Hungary KFT (Hungary)
                  Trane Klima Ticaret AS (Turkey) (99%)
                  Trane Polska Sp.Z.O.O. (Poland)
                  Trane Technologies LLC (Russian Federation)
                  Trane D.O.O. (Croatia)

              (WABCO Automotive AB (Sweden) - Immediate Parent)
                  Trane Sweden AB (Sweden)

              (WABCO Espana SA - Immediate Parent)
                  Trane Aire Acondicionado, SL (Spain)


              VEHICLE CONTROL SYSTEMS

              (American Standard Europe BVBA - Immediate Parent)
                 (WABCO Standard TRANE B.V. - Immediate Parent)
                       Edwards Logistics Europe B.V. (Netherlands)
                       WABCO Austria G.m.b.H. (Austria)
                       WABCO Automotive AB (Sweden)
                       WABCO Automotive B.V. (Netherlands)
                            WABCO brzdy k vozidlum spol. S.r.o. (Rep. of Czechoslovakia)
                      WABCO Belgium S.A.-N.V. (Belgium)
                      WABCO B.V. (Netherlands)
                      WABCO Espana S.A. (Spain)
                      WABCO Europe B.V. (Netherlands)
                            WABCO Polska Spolka Z Ograniczona Odpowiedzia (Poland)
                      WABCO Sandown B.V. (Netherlands)                                                              1
                      WABCO (Schweiz) GmbH (Switzerland)

               (WABCO Standard GmbH - Immediate Parent)
                  WABCO Fahrzeugsysteme GmbH (Germany)
                       WABCO GmbH & Co. OHG (Germany)
                           WABCO Radbremsen GmbH (Germany)
                  WABCO Development GmbH (Germany)
                  WABCO Logistik GmbH (Germany)
                  WABCO Systeme GmbH
                  Vermogensverwaltungs-GmbH (Germany)

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PARENTS AND SUBSIDIARIES - (Continued)                                                                         Subsidiaries*

     Vehicle Control Systems (continued)

              (WABCO Standard TRANE B.V. & American Standard Italia S.r.l. - Immediate Parents)
                 WABCO Standard French Holdings SARL (France)
                      Edwards Logistics France (France)
                      WABCO Westinghouse S.A. (France)
                          WABCO France SNC (France)
                            WABCO France Logistics (France)
                      WABCO Standard Trane SARL (France)

              (American Standard Italia S.r.l.  - Immediate Parent)
                 American Standard (U.K.) Co. (England)
                      Clayton Dewandre Holdings Limited (England)
                      WABCO Automotive UK Limited (England)
                      WABCO Automotive Italia S.p.A. (Italy)

              (WABCO Automotive Holdings Inc. & American Standard International Inc. - Immediate Parents)
                      WABCO GmbH (Germany)

              (WABCO GmbH & Co. OHG, American Standard International Inc. and WABCO Automotive Holdings Inc.
                      - Immediate Parents)
                      Sanwab E.B.S. Inc. (Japan)

              (American Standard Inc. - Immediate  Parent)
                  WABCO Automotive Products Limited (Cayman Islands)
                      Shandong Weiming Automobile Products Ltd. (PRC) (70%)


         BATH AND KITCHEN PRODUCTS

              (American Standard International Inc. and A-S Thai Holdings Ltd. - Immediate Parents)
                      American Standard Sanitaryware (Thailand) Public Company Limited (Thailand) (83.97%)

              (American Standard Europe BVBA - Immediate Parent)
                  (WABCO Standard Trane B.V. - Immediate Parent)
                      AS Deutschland GmbH (Germany)
                         Edwards Logistics Deutschland GmbH (Germany)
                         Jado Design Armatur und Beschlag A.G. (Germany)
                  Jado Iberia Productos Metalurgicos, S.A. (Portugal)

                  (WABCO-Standard GmbH  - Immediate Parent)
                      Ceramica Dolomite GmbH (Germany)
                         Ideal Standard GmbH & Co. OHG (Germany)
                            American Standard Korea, Inc. (Korea)
                      Meloh-Armaturen GmbH (Germany)

              (American Standard International Inc. - Immediate Parent)
                  CAPP Holdings Limited (Cayman Islands)
                      Industria Centroamericana de Sanitarios,,S.A. (Guatemala) (62.17%)
                      Industria Ceramica Centroamericana, S.A. (Nicaragua) (62.17%)
                      Industria Ceramica Costarricense S.A. (Costa Rica) (62.17%
                      Internacional de Inversiones Diversas, S.A. (Panama) (62.17%)
                      Tecniceramica de Costa Rica, S.A. (Costa Rica) (62.17%)
                      American Standard Philippine Holdings Inc. (Philippines)
                  Standex S.A. (Greece )
                  Ideal-Standard GmbH (Hannover, Germany)
                  American Standard Foreign Sales Limited (Bermuda)
                      American Standard Foreign Trading Limited (Bermuda)
                           A-S China Plumbing Products Limited (Cayman Islands) (55.5%)

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PARENTS AND SUBSIDIARIES - (Continued)                                                                         Subsidiaries*

     Bath and Kitchen Products (continued)

                           (A-S China Plumbing Products Limited - continued)
                               Central Hope (China) Limited (Hong Kong)
                                   A-S (China) Co. (PRC)
                               A-S (Tianjin) Consulting Co., Ltd. (PRC)
                               Hua Mei Sanitary Ware Company Ltd. (PRC) (67.58%)
                               Ultrawide Engineering Ltd. (Hong Kong)
                                   Ultrawide (Xinhui) Plumbing Mfg.Co., Ltd. (PRC) (96.8%)

                  WABCO Standard Trane Co. (Nova Scotia, Canada) (b)
                      Ideal Standard Wabco Trane Industria e Comercio Ltda. (Brazil) (a)

              (American Standard International Inc. - Immediate Parent)
                  Egyptian American Sanitary Wares Co. SAE (Egypt) (65.78%)

              (American Standard Inc., American Standard International Inc. &WABCO Standard TRANE B.V. -
                  Immediate Parents)
                  Egyptian American Industrial Plastics Company S.A.E. (Egypt) (90.83%)

              (American Standard Inc., WABCO Standard TRANE B.V. & Egyptian American
              Sanitarywares Co. S.A.E. - Immediate Parents)
                  Islamic Acrylic Company (MISR Acrylic) S.A.E. (Egypt)

              (A-S China Plumbing Products Limited and A-S (China) Limited - Immediate Parents)
                  A-S Beijing Enamel Steel Sanitaryware Co, Ltd. (PRC) (68.5%)
                  A-S (Shanghai) Fittings Co., Ltd. ( PRC) (64%)
                  A-S (Shanghai) Pottery Co., Ltd. (PRC) (82%)
                  A-S (Tianjin) Pottery Co., Ltd. (PRC)

              (American Standard International Inc. & American Standard Philippine Holdings Inc.- Immediate Parents
                  Sanitary Wares Manufacturing Corporation (Philippines) (70.27%)

              (WABCO Westinghouse S.A. - Immediate Parent)
                     Sanifrance, S.A. (France)

              (WABCO Standard Trane B.V. and Sanifrance S.A. - Immediate Parents)
                     JADO France (France)

              (American Standard (U.K.) Co. - Immediate Parent)
                     Ideal-Standard Limited (England)
                      American Standard Plumbing (U.K.) Limited (U.K.)
                           Armitage Shanks International Ltd. (U.K.)
                                Armitage Shanks (Ireland) Ltd. (Ireland)
                                     American Standard Plumbing (Ireland) Ltd. (Ireland)
                      Edwards Logistics Ltd. (U.K.)
                           Edwards Logistics Bulgaria EOOD (Bulgaria)
                     Tantofex Limited (U.K.)
                           Tantofex (Engineers) Limited (U.K.)

              (American Standard International Inc. & WABCO Standard TRANE B.V. - Immediate Parents)
                  Ceramic Sanitaryware Pte. (Singapore)
                      Amstan Sanitaryware Inc. (Vietnam)   (84.21%)
                  Ideal Standard Bulgaria A.D. (Bulgaria)
                  Ideal Standard (Thailand) Limited (Thailand) (77.14%)
                  Amstan Trane Bulgaria AD (Bulgaria) (99.98%)
                  Vidima A.D. (Bulgaria) (99.93%)
                      Amstan Hotels AD (92.82%)

              (Wabco Standard Trane Co. and Wabco Standard Trane B.V. - Immediate Parents)
                      Ideal-Standard, S.A. de C.V. (Mexico)                                                     2
                          Industria Ceramica del Centro, S.A. de C.V. (Mexico)

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PARENTS AND SUBSIDIARIES - (Continued)                                                                         Subsidiaries*

     Bath and Kitchen Products (continued)

              (WABCO Standard Trane B.V. and Ideal Standard S.L. - Immediate Parents)
                  Sanistan B.V. (Netherlands)
                    Ideal Standard AS (Rep. of Czechoslovakia) (91.48%)

              (American Standard International Inc. & Hermann Trane Harrisburg Inc. - Immediate Parents)
                  PT American Standard Indonesia (Indonesia)

              (WABCO Standard TRANE B.V. - Immediate Parent)
                    Ideal Standard Europe B.V. (Netherlands)
                       Ideal Standard Polska Sp. Z.O.O. (Poland)
                       MAST (Russia) (51%)
                    American Standard Italia s.r.l. (Italy)
                       Ideal Standard Equipamentos Sanitarios LDA (Portugal) Ideal Standard S.A. (Greece)
                       Ideal Standard S.L. (Spain)
                    Borma A/S (Denmark) (87.5%)
                    Venborgh Holdings B.B. (Netherlands)
                       Metaalwaren fabriek Venlo B.V. (Netherlands)
                    Jado Italia S.r.l. (Italy)

     Miscellaneous

         (American Standard Companies Inc. - Immediate Parent)
              Standard Trane Insurance Ireland Limited (Ireland)

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         All of the companies listed above operate under their company names and use one or more of the trademarks listed under "Patents and Trademarks" of Item
1 of this annual report on Form 10-K.

         * The number shown under this heading indicates other subsidiaries, not listed by name herein, which are in the same line of business. The name of the immediate parent of such subsidiary or subsidiaries appears opposite the number.

(a) This subsidiary participates in Bath and Kitchen Products, Vehicle Control Systems and Air Conditioning Products.

(b) This subsidiary participates in Bath and Kitchen Products and Air Conditioning Products.

         There are omitted from the table a number of minor or inactive or name-saving subsidiaries, all of which together would not constitute a significant subsidiary.